UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 27, 2005 (October 26, 2005)
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

777 Main Street, Suite 800
Ft. Worth, Texas	76102

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On October 26, 2005, Range Resources Corporation issued a press release announcing its third quarter results. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits:
99.1	Press Release dated October 26, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: October 26, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 26, 2005

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